SHARES OF THE FUND ARE OFFERED ONLY TO THE SEPARATE ACCOUNTS OF INSURANCE COMPANIES, FOR THE PURPOSE OF FUNDING VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. THE FUND MAY NOT BE AVAILABLE IN YOUR STATE DUE TO VARIOUS INSURANCE REGULATIONS. PLEASE CHECK WITH YOUR INSURANCE COMPANY FOR AVAILABILITY. IF THE FUND IN THIS PROSPECTUS IS NOT AVAILABLE IN YOUR STATE, THIS PROSPECTUS IS NOT TO BE CONSIDERED A SOLICITATION. PLEASE READ THIS PROSPECTUS TOGETHER WITH THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT PROSPECTUS THAT ACCOMPANIES IT.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VARIABLE
INSURANCE PRODUCTS
FUND
SERVICE CLASS

OVERSEAS PORTFOLIO

PROSPECTUS

APRIL 30, 1999

   (AS REVISED JULY 20, 1999)

(FIDELITY_LOGO_GRAPHIC)(REGISTERED)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS

FUND SUMMARY             2  INVESTMENT SUMMARY

                         2  PERFORMANCE

FUND BASICS              3  INVESTMENT DETAILS

                         4  VALUING SHARES

SHAREHOLDER INFORMATION  4  BUYING AND SELLING SHARES

                         4  DIVIDENDS AND CAPITAL GAINS
                            DISTRIBUTIONS

                         4  TAX CONSEQUENCES

FUND SERVICES            5  FUND MANAGEMENT

                         5  FUND DISTRIBUTION

APPENDIX                 7  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing at least 65% of total assets in foreign securities.

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The fund's total return may be quoted in advertising in accordance with current law and interpretations thereof.

Total returns quoted for a class include the class's expenses, but do not include charges and expenses attributable to any particular insurance product. Because shares of the fund may be purchased only through variable annuity and variable life insurance contracts, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the fund's performance to that of other mutual funds.

The following information illustrates the fund's performance over the past year, compares the performance of the fund to the performance of a market index, and compares the performance of the fund to an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of charges and expenses attributable to any particular insurance product. If the effect of the charges and expenses was reflected, returns would be lower than those shown.

OVERSEAS PORTFOLIO - SERVICE
CLASS

Calendar Year                    1998

                                 12.69%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: 12.69

DURING THE PERIOD SHOWN IN THE CHART FOR SERVICE CLASS OF OVERSEAS PORTFOLIO, THE HIGHEST RETURN FOR A QUARTER WAS 18.09% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -17.66% (QUARTER ENDING SEPTEMBER 30, 1998).

AVERAGE ANNUAL RETURNS

The returns in the following table do not include the effect of charges and expenses attributable to any particular insurance product. If the effect of the charges and expenses was reflected, returns would be lower than those shown.

For the periods ended         Past 1 year  Life of classA
December 31, 1998

OVERSEAS PORTFOLIO - SERVICE   12.69%       12.69%B
CLASS

Morgan Stanley Capital         20.27%       20.27%B
International Europe,
Australasia, Far East Index

Lipper International Funds     13.02%       13.02%B
Average

A BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1998.

Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index is an index that is designed to represent the performance of developed stock markets outside the United States and Canada. The index may be compiled in two ways: a market capitalization-weighted (cap-weighted) and a gross domestic product-weighted (GDP-weighted) version. As of December 31, 1998, the cap-weighted index included over 1,000 equity securities of companies domiciled in 20 countries, and the GDP-weighted index included over 1,000 equity securities of companies domiciled in 20 countries.

Lipper International Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FUND BASICS

INVESTMENT DETAILS

INVESTMENT OBJECTIVE

OVERSEAS PORTFOLIO seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in foreign securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the types of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect the fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates Service Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time forthe purpose of computing Service Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

The price to buy one share of Service Class is the class's NAV.

The price to sell one share of Service Class is the class's NAV.

Only "separate accounts" of insurance companies that have executed certain agreements with the fund can buy or sell shares of the fund. A separate account is a segregated asset account. Separate accounts fund variable annuity contracts and variable life insurance policies. Please refer to your insurance company's separate account prospectus for investing information.

Each insurance company separate account places a single order to buy or sell shares of the fund each business day. The insurance company calculates the amount of the order based on the aggregate instructions to the insurer from owners of the insurer's variable annuity contracts and variable life insurance policies. Instructions received from owners before the close of the NYSE on a given day usually result in fund share purchases and redemptions at the NAV calculated as of the close of the NYSE that day. In some cases, the applicable NAV is the next NAV calculated after the order is received by the fund.

The fund will normally send the proceeds from redemption orders to the insurance company one business day after the fund receives the redemption order. The fund must send the proceeds within 7 days after the fund receives the redemption order.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Agreements executed with insurance companies obligate the fund to sell and redeem fund shares each day that the NYSE is open for business. Notwithstanding anything else in the agreements, the Board may refuse to sell shares of the fund to any separate account, or suspend or terminate the offering of shares of the fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the fund.

The fund sells its shares to separate accounts of insurance companies that are affiliated with FMR and to separate accounts of insurance companies that are unaffiliated with FMR. The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions.

The fund will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for the fund.

Dividends and capital gains distributions from the fund will be automatically reinvested in additional shares of the same class of the fund.

TAX CONSEQUENCES

Please refer to your insurance company's separate account prospectus for a discussion of the tax status of your variable annuity or variable life insurance contract. It is suggested you keep all statements you receive to assist in your personal recordkeeping.

It is expected that shares of the fund will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from the fund are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

FUND SERVICES

FUND MANAGEMENT

Overseas Portfolio is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of April 30, 1998, FMR had approximately $529 billion in discretionary assets under management.
As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. As of September 28, 1998, FIIA had approximately $1 billion in discretionary assets under management. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for the fund. As of September 28, 1998, FIIA(U.K.)L had approximately $2.3 billion in discretionary assets under management. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.

Richard Mace is Vice President and manager of Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.

The fund has an investment objective similar to that of an existing Fidelity fund. Overseas Portfolio is most similar to Fidelity Overseas Fund.

The performance of the fund is not expected to be the same as the performance of the existing Fidelity fund to which it is most similar due to differences in investments, economies of scale, and other factors. Various insurance-related costs at the insurance company's separate account level will also affect performance.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee for the fund is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For December 1998, the group fee rate was 0.29%. The individual fund fee rate is 0.45%.

The total management fee for the fiscal year ended December 31, 1998, was 0.74% of the fund's average net assets.

The total annual Service Class operating expenses for the fiscal year ended December 31, 1998, were 1.01% of the class's average net assets. The total annual class operating expenses do not reflect the effect of any reduction of certain expenses during the period.

A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, the fund entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total annual Service Class operating expenses would have been 0.97% for the fiscal year ended December 31, 1998.

FMR pays FMR U.K., FMR Far East, and FIIA for providing assistance with investment advisory services, and FIIA in turn pays FIIA(U.K.)L.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a class's expenses and boost its performance.

Effective November 3, 1997, FMR has voluntarily agreed to reimburse Service Class of the fund to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.60%. This arrangement can be terminated by FMR at any time.

FUND DISTRIBUTION

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation, Inc. (FDC) distributes Service
Class's shares.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Service Class of the fund is authorized to pay FDC (for remittance quarterly to an insurance company) a 12b-1 fee as compensation for providing services intended to result in the sale of Service Class shares and/or shareholder support services. Depending on an insurance company's corporate structure and applicable state law, FDC may remit payments to the insurance company's affiliated broker-dealer or other affiliated company, rather than to the insurance company itself. Service Class of the fund may pay FDC a 12b-1 fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class of the fund currently pays FDC a 12b-1 fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 fee rate for the fund may be increased only when the Trustees believe that it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the fund are available as underlying investment options.)

Up to the full amount of the Service Class 12b-1 fee may be reallowed to insurance companies as compensation for providing services intended to result in the sale of Service Class shares and/or support services to Variable Product owners, based upon the level of such services provided. These services may include, without limitation: answering questions about the fund from Variable Product owners; receiving and answering correspondence from Variable Product owners (including requests for prospectuses and statements of additional information for the fund); performing sub-accounting with respect to Variable Product values allocated to the fund; preparing, printing and distributing reports of values to Variable Product owners who have values allocated to the fund; printing and distributing prospectuses, statements of additional information, any supplements thereto, and shareholder reports; preparing, printing and distributing marketing materials for Variable Products; assisting customers in completing applications for Variable Products and selecting underlying mutual fund investment options; preparing, printing and distributing sub-account performance figures for sub-accounts investing in fund shares; and providing other reasonable assistance in connection with the distribution of fund shares to insurers.

In addition, the Service Class plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class shares and/or shareholder support services, including payments made to insurance companies and others that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class.

Because 12b-1 fees are paid out of Service Class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan or record keeping fees, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the Variable Insurance Product funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

   APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the class's financial history. Service Class of the fund has under 5 years of financial history, beginning with its commencement of operations date. Certain information reflects financial results for a single class share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.

SELECTED PER-SHARE DATA

Selected Per-Share Data and
Ratios

Years ended December 31       1998      1997E

Net asset value, beginning    $ 19.20   $ 19.36
of period

Income from Investment
Operations

 Net investment incomeD        .15       .01

 Net realized and              2.19      (.17)
unrealized gain (loss)

 Total from investment         2.34      (.16)
operations

Less Distributions

 From net investment income    (.38)     --

 From net realized gain       (1.12)    --

 Total distributions          (1.50)    --

Net asset value, end of      $ 20.04   $ 19.20
period

Total returnB,C               12.69%    (.83)%

Net assets, end of period    $ 34,720  $ 931
(000 omitted)

Ratio of expenses to          1.01%     1.02%A
average net assets

Ratio of expenses to          .97%F     1.01%A,F
average net assets after
expense reductions

Ratio of net investment       .80%      .31%A
income to average net assets

Portfolio turnover            84%       67%


A ANNUALIZED

B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.


You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-888-622-3175, or your insurance company.

The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3329.

Fidelity Investments & (Pyramid) Design and Fidelity are registered trademarks of FMR Corp.

   1.723526.100     VIP-OV    SC-pro-0   4    99